Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT SAFE-T GROUP LTD. TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DENOTED IN BRACKETS THROUGHOUT THIS EXHIBIT.

AMENDMENT TO AGREEMENT

This amendment to the Agreement (the “Amendment”) is made on September 7, 2023 (the “Effective Date”), by and between Alarum Technology Ltd. (formerly, Safe-T Group Ltd.) (“Company”), and ORB Spring Ltd. (“Partner”), parties to the agreement made and entered into on August 8, 2022, as amended (the “Agreement”). Capitalized terms not defined herein shall, unless otherwise indicated herein, have the meanings ascribed to such terms in the Agreement.

WHEREAS, on July 3, 2023, the Company provided the Partner with notice pursuant to Section 1.3 of the Agreement regarding full stop of any further withdrawal of payments under the Facility (the “Notice”), and

WHEREAS, Partner is the holder of (a) Series A warrant to purchase 2,068,966 Ordinary shares of the Company, (b) Series B warrant to purchase 344,828 Ordinary shares of the Company, (c) Amended and Restated Series C Warrant to purchase 2,222,222 Ordinary shares of the Company, and (d) Amended and Restated Series D Warrant to purchase 370,370 Ordinary shares of the Company (collectively, the “Warrants”)

WHEREAS, the Parties wish to agree upon the effect of such Notice with respect to the terms and/or conditions of the Agreement as more fully set forth herein;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.	In consideration of the promises made in this Amendment:

a.	Partner agrees that any and all rights to future revenue share pursuant to Section 1.2 of the agreement, whether existing or potential, arising from the subject matter of this agreement, shall be waived by the Partner signing below. This waiver includes, but is not limited to, any entitlement to a percentage, portion, or share of revenue in connection with the Principal Facility, which for avoidance of doubt, amounts to a total of US$2.555 million as of the date of the Notice. It is hereby clarified and agreed that Partner shall not be entitled to any other payments in connection with the Principal Facility, except for such payments up to repayment in full of the remaining Actual Tranches up to the total amount of the Principal Facility.

b.	The Measure Date for each of the remaining Actual Tranches as set forth pursuant to Section 2.3 of the Agreement, and Schedule 1.2 (as amended) is hereby extended from twenty-four (24) months to thirty (30) months for each remaining Actual Tranche. A revised Schedule 1.2 is attached hereto as Exhibit A. Notwithstanding the forgoing, the Company may elect, at its sole discretion, to settle any Actual Tranche on the original twenty-four (24) months anniversary.

c.	The Company and Partner have agreed to cancel all outstanding Warrants. All of the Warrants held by Partner will be automatically terminated as of the Effective Date with no further action required by either the Company or Partner. The partner agrees to waive, and hereby waives, any and all rights that he may have pursuant to the Warrants, including, without limitation, any notice requirements or other provisions contained in any agreements relating to the Warrants. Partner hereby acknowledges and agrees that the consideration specified in Section 2 below represents full and final satisfaction of all of the Company’s obligations to Partner in respect of the Warrants. Effective upon the termination of the Warrants, the Warrants will have no further force or effect and the Company will not have any further obligations to Partner with respect to the Warrants.

2.	Consideration. In exchange for the execution of this Amendment, each of the Company and the Partner acknowledges and agrees that the consideration for the amendments pursuant to Section (1) herein amounts to a total of US$500,000.00 (the “Consideration”). Partner shall be entitled to the Consideration within 30 days from the execution of this Amendment.

3.	Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is conflict between this amendment and the Agreement or any earlier amendment, the terms of this amendment will prevail.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

By:	/s/ Shachar Daniel
	/s/ Shai Avnit	By:	/s/ Barak Avitbul
Name:	Shachar Daniel, CEO	Name:	Barak Avitbul
Name:	Shai Avnit, CFO	Title:	CEO

Agreed and acknowledged:

By:	/s/ Barak Avitbul
Barak Avibul

Exhibit A

Revised Schedule 1.2

Tranche #	Tranche Payment Date	Tranche Designated Amount	Customers Deemed Acquired Utilizing the Tranche (Subject to Section 2.2 of the Agreement)	The lapse of period pursuant to Section 2.1
1	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]
Total		$2,555,555

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